HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND
Investor Class (HUDIX)
Institutional Class (HUDEX)

SUMMARY PROSPECTUS

February 28, 2013

Before you invest, you may want to review the Huber Capital Diversified Large Cap Fund’s (the “Diversified Large Cap Value Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated February 28, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hubercap.com/content.php?pageid=12&page=mutual.  You can also get this information at no cost by calling the Fund toll-free at 888-HUBERCM (888-482-3726) or by sending an e-mail request to FundInfo@hubercap.com.

Investment Objective
The Diversified Large Cap Value Fund seeks to achieve current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Diversified Large Cap Value Fund.

		Investor Class		Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)		1.00%		1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%		0.75%
Distribution and Service (Rule 12b-1) Fees		0.25%		0.00%1
Other Expenses (includes Shareholder Servicing Plan Fee) 2		0.97%		0.72%
Shareholder Servicing Plan Fee	0.25%	______	0.00%1	______
Total Annual Fund Operating Expenses		1.97%		1.47%
Less: Fee Waiver and Expense Reimbursement3		-0.72%		-0.72%
Net Annual Fund Operating Expenses		1.25%		0.75%

1
The Diversified Large Cap Value Fund’s “Distribution and Service (Rule 12b-1) Fees” and “Shareholder Servicing Plan Fee” may each accrue up to 0.25% of the average daily net assets of the Institutional Class shares; however, the accrual of each fee is currently set at 0.00% through at least February 27, 2014, and any accrual increase must first be approved by the Trust’s Board of Trustees (the “Board”).

2	Other Expenses are based on estimated amounts for the current fiscal year.
3
Huber Capital Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Diversified Large Cap Value Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Investor Class and 0.75% of the average daily net assets of the Institutional Class (the “Expense Caps”).  The Expense Caps will remain in effect through at least February 27, 2014, and may be terminated only by the Trust’s Board.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Diversified Large Cap Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$127	$549
Institutional Class	$77	$394

Portfolio Turnover.  The Diversified Large Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Diversified Large Cap Value Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization U.S. companies (“large cap companies”).  The Fund looks for companies whose stocks are considered by the Adviser to be undervalued.  The Adviser currently considers large cap companies to be those with market capitalizations in the range of those found in the Russell 1000® Value Index, although the portfolio will generally consist of stocks with a market capitalization of $5 billion or above at time of initial purchase. The market capitalization range of the Index changes constantly, but as of its most recent reconstitution date, June 22, 2012, the market capitalization range for the Russell 1000® Value Index was between $1.4 billion and $368 billion. Market capitalization is measured at the time of initial purchase.  The Fund also normally invests in stocks with high cash dividends or payout yields relative to the market.  Payout yield refers to dividend yield (the yield from dividends paid) plus buyback yield (the yield associated with a company buying back its own shares to reduce the number of shares on the market, thereby increasing the earnings per share for the remaining shares).

The Diversified Large Cap Value Fund may also make investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets.  The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated foreign securities, or directly in foreign securities including in emerging markets.  Should appropriate investment opportunities be available, the Fund may invest in initial public offerings (“IPOs”) but not in an amount that exceeds 50% of the Fund’s total assets.  Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets.  From time to time, the Fund may be invested in securities of companies in the same economic sector.

The Adviser employs a value investing style, investing in stocks which, in the Adviser’s opinion, trade at a significant discount to the present value of future cash flows.  The Adviser attempts to identify out-of-favor stocks that represent solid fundamental value.  The Adviser identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research.  The process includes an initial review, in-depth analysis, and employment of the Adviser’s proprietary valuation methodology.

The Adviser makes sell decisions based on valuation, risk and portfolio guidelines or restrictions.  As individual stocks approach their intrinsic value and decline in their relative attractiveness, they become candidates for sale.  Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment.  Sales are initiated as position exposures approach diversification guidelines when stocks reach their established target price.  Proceeds from sales are reinvested in companies that the Adviser believes are more attractively valued.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Diversified Large Cap Value Fund.  The following additional risks could affect the value of your investment:

•
Market Risk.  The value of the Diversified Large Cap Value Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

•
Equity Risk.  The risks that could affect the value of the Diversified Large Cap Value Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

•
Foreign Securities and Emerging Markets Risk.  The Diversified Large Cap Value Fund may invest in foreign securities and in emerging markets.  These investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

•
Initial Public Offering Risk.  The Diversified Large Cap Value Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

•
Management Risk.  The Diversified Large Cap Value Fund is subject to management risk because it is an actively managed investment portfolio and because the Fund relies on the Adviser’s ability to pursue the Fund’s goal.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

•
Value Style Investing Risk.  The Adviser follows an investing style that favors value investments.  The value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Diversified Large Cap Value Fund may underperform other funds that use different investing styles.

•
Sector Emphasis Risk.  Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Diversified Large Cap Value Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or fiscal developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•	New Fund Risk. The Diversified Large Cap Value Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.
•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Diversified Large Cap Value Fund to sell these securities.

Performance
When the Diversified Large Cap Value Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.hubercap.com or by calling the Fund toll-free at 888-HUBERCM (888-482-3726).

Management
Investment Adviser.  Huber Capital Management, LLC is the Diversified Large Cap Value Fund’s investment adviser.

Portfolio Manager.  Joseph Huber, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Diversified Large Cap Value Fund’s portfolio.  Mr. Huber has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Diversified Large Cap Value Fund shares on any business day by written request via mail (Huber Capital Diversified Large Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888-HUBERCM (888-482-3726), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000

Tax Information
The Diversified Large Cap Value Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement accounts.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Diversified Large Cap Value Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.